CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Wells Fargo Funds Trust

We consent to the use of our report, dated August 27, 2009, for the Evergreen Adjustable Rate Fund, and to the use of our report dated, June 29, 2010, for Evergreen Core Bond Fund, and to the use of our report, dated December 28, 2009, for Evergreen International Bond Fund, each a series of Evergreen Select Fixed Income Trust, and to the use of our report dated, June 29, 2010, for Evergreen High Income Fund, a series of the Evergreen Fixed Income Trust, incorporated herein by reference and to the reference to our firm under the caption “INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM” in the Statement of Additional Information.

/s/ KPMG LLP

Boston, Massachusetts

July 9, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Wells Fargo Funds Trust

We consent to the use of our report, dated May 24, 2010, for the Evergreen Diversified Capital Builder Fund, a series of Evergreen Equity Trust, and to the use of our report, dated June 29, 2010, for Evergreen Diversified Income Builder Fund, a series of the Evergreen Fixed Income Trust, incorporated herein by reference and to the reference to our firm under the caption “INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM” in the Statement of Additional Information.

/s/ KPMG LLP

Boston, Massachusetts

July 9, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Wells Fargo Funds Trust

We consent to the use of our report, dated October 26, 2009, for the Evergreen North Carolina Municipal Bond Fund, to the use of our report, dated May 26, 2010, for Evergreen Pennsylvania Municipal Bond Fund, and to the use of our report, dated July 24, 2009, for Evergreen Strategic Municipal Bond Fund, each a series of the Evergreen Municipal Trust, incorporated herein by reference and to the reference to our firm under the caption “INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM” in the Statement of Additional Information.

/s/ KPMG LLP

Boston, Massachusetts

July 9, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Wells Fargo Funds Trust

We consent to the use of our reports, dated March 26, 2010, for the Evergreen Municipal Money Market Fund, Evergreen New Jersey Municipal Money Market Fund, Evergreen New York Municipal Money Market Fund and Evergreen Pennsylvania Municipal Money Market Fund, each  a series of Evergreen Money Market Trust, and to the use of our report, dated April 23, 2010, for Evergreen Institutional Municipal Money Market Fund,  a series of the Evergreen Select Money Market Trust, incorporated herein by reference and to the reference to our firm under the caption “INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM” in the Statement of Additional Information.

/s/ KPMG LLP

Boston, Massachusetts

July 9, 2010